                                                                  EXHIBIT (j)(2)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 25, 2001, relating to the financial statements and financial highlights of Pilgrim National Tax-Exempt Bond Fund (to be known as ING National Tax-Exempt Bond Fund), Pilgrim Intermediate Bond Fund (to be known as ING Intermediate Bond Fund), Pilgrim High Yield Bond Fund (to be known as ING High Yield Bond Fund) and ING Pilgrim Money Market Fund (to be known as ING Classic Money Market Fund), four of the portfolios constituting Pilgrim Funds Trust (to be known as ING Funds Trust), which appears in the March 31, 2001 Annual Report to Shareholders of Pilgrim Funds Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




/S/PricewaterhouseCoopers LLP

Denver, Colorado
February 25, 2002
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights of Pilgrim European Equity Fund (to be known as ING European Equity Fund), Pilgrim Global Information Technology Fund (to be known as ING Global Technology Fund) and Pilgrim Global Communications Fund (to be known as ING Global Communications Fund), three of the portfolios constituting Pilgrim Funds Trust (to be known as ING Funds Trust), which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim Funds Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




/S/PricewaterhouseCoopers LLP

Denver, Colorado
February 25, 2002